                                                                 EXHIBIT 10.25.2



        SECOND AMENDMENT (this "Amendment"), dated as of September 17, 2001, to the Credit Agreement dated as of August 28, 2000 (as amended, the "Credit Agreement"), among Cricket Communications Holdings, Inc., Cricket
Communications, Inc., the Lenders party thereto and Nortel Networks Inc., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        WHEREAS, the Credit Agreement provides that the aggregate principal amount of all Indebtedness described in clauses (a), (b) and (c) of the definition of "Eligible Secured Debt" contained therein may not exceed $1,845,000,000; and

        WHEREAS, the aggregate total of loans and commitments under the Credit Agreement, the Lucent Credit Agreement, and the Credit Agreement, dated as of October 20, 2000 among Holdings, Borrower, the lenders party thereto (including Ericsson Credit AB) and the Administrative Agent thereunder (the "Ericsson Credit Agreement") equals $2,370,000 (i.e., $525,000,000 more than Borrower may currently borrow as Eligible Secured Debt under such credit agreements); and

        WHEREAS, Borrower does not anticipate that it will be requesting, in the near term, Borrowings under the Credit Agreement which would cause the sum of the Loans made pursuant to the Credit Agreement to exceed $300,000,000 in principal amount; and

        WHEREAS, Holdings, Borrower and the Required Lenders have discussed amending the Credit Agreement to provide a limit on the available commitment of Nortel Networks in relation to the aggregate principal amount of Loans held by Nortel Networks at any time; and

        WHEREAS Holdings, Borrower and the Required Lenders have discussed certain additional amendments to the Credit Agreement regarding Borrower's capital expenditures and gross revenues;

        NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1.    Amendments.

        (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their appropriate alphabetical positions:

                "Available Commitment" means, with respect to each Lender, its Commitment; provided that the "Available Commitment" of the Nortel Networks Lenders shall not at any time exceed the excess, if any, of (a) the sum of all outstanding Loans and Commitments on the Effective Date over (b) the sum of the aggregate principal amount of outstanding Nortel Networks Loans at such time plus $225,000,000. At any time that there is more than one Nortel Networks Lender with a Commitment and the "Available Commitments" of the Nortel Networks Lenders are limited as a result of the forgoing proviso, the aggregate "Available Commitments" of the Nortel Networks Lenders shall be allocated between the Nortel Networks Lenders pro rata in accordance with their respective Commitments unless otherwise agreed between such Nortel Networks Lenders (it being understood that any such allocation shall not result in a Nortel Networks Lender's Available Commitment exceeding its Commitment). For purposes of this definition, if a Lender that is not a Nortel Networks Lender has a Commitment that, when funded, would result in a Nortel Networks Loan, then such Lender shall be deemed to be a Nortel Networks Lender solely for purposes of determining the extent to which such Commitment is an Available Commitment.

                "Nortel Networks Loan" means any Loan that is held by any Nortel Networks Lender or that is Guaranteed by Nortel Networks or any Affiliate thereof or for which Nortel Networks or any Affiliate thereof is otherwise directly or indirectly liable, pursuant to a make-whole arrangement or otherwise.

        (b) Section 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

                SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender with an Available Commitment agrees to make Loans to the Borrower at any time and from time to time during the Availability Period in an aggregate principal amount not exceeding its remaining Available Commitment at the time. Amounts repaid in respect of Loans may not be reborrowed.

        (c) The first sentence of Section 2.02(a) of the Credit Agreement is hereby amended by inserting the word "Available" after the word "respective" and before the word "Commitments". In addition, Section 2.02(a) is hereby amended by inserting the following sentence at the end thereof: "Nothing in this Section shall be construed to require any Lender to make a Loan pursuant to a Commitment that is not an Available Commitment."

        (d) The first sentence of Section 2.10(a) of the Credit Agreement is hereby amended by inserting the word "Available" after the words "on the daily amount of the" and before the word "Commitment".

        (e) Article V of the Credit Agreement is hereby amended by inserting the following additional Section at the end of such Article:

                SECTION 5.18. Additional Capital Contribution. After September 11, 2001, Holdings shall receive from Parent, as an equity investment by Parent into Holdings, and Holdings shall contribute to Borrower, as an equity investment by Holdings into Borrower, $140,000,000 in cash on or before the third Business Day after Parent completes the sale of FCC licenses for 10MHZ of C-Block spectrum covering the Salt Lake City and Provo, Utah BTAs and receives the net proceeds therefrom. Notwithstanding the foregoing, at least $70,000,000 in cash of the sum referenced in the first sentence of this Section 5.18 shall be so received as an equity investment by Holdings from Parent, and shall be so contributed as an equity investment by Holdings into Borrower, on or before December 15, 2001 regardless of whether or not Parent has completed by said date the sale of FCC licenses for 10MHZ of C-Block spectrum covering the Salt Lake City and Provo, Utah BTAs and has received the net proceeds therefrom.

        (f) Section 6.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

               SECTION 6.15. Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year to exceed the amount set forth below with respect to such fiscal year:

          ------------------------------------------------------------
          Year                          Amount
          ------------------------------------------------------------
          2000                          $  396,000,000
          ------------------------------------------------------------
          2001                          $1,004,000,000
          ------------------------------------------------------------
          2002                          $  110,000,000 plus the
                                        excess, if any, of
                                        (i) $1,004,000,000 minus
                                        (ii) the aggregate amount of
                                        Capital Expenditures made by
                                        the Borrower and its
                                        Subsidiaries in fiscal year
                                        2001
          ------------------------------------------------------------
          2003                          $  180,000,000
          ------------------------------------------------------------
          2004 and thereafter           $  100,000,000
          ------------------------------------------------------------

        (g) Section 6.21 of the Credit Agreement is hereby amended to read in its entirety as follows:

               SECTION 6.21 Minimum Gross Revenue. (a) The Borrower will not permit the consolidated revenue of the Borrower and the Subsidiary Loan Parties during any fiscal quarter ending on a date set forth below to be less than the amount set forth below opposite such date:

          ------------------------------------------------------------
          Fiscal Quarter Ending         Amount
          ------------------------------------------------------------
          December 31, 1999             $  1,330,000
          ------------------------------------------------------------
          March 31, 2000                $  2,300,000
          ------------------------------------------------------------
          June 30, 2000                 $  4,900,000
          ------------------------------------------------------------
          September 30, 2000            $  6,300,000
          ------------------------------------------------------------
          December 31, 2000             $ 17,100,000
          ------------------------------------------------------------
          March 31, 2001                $ 25,000,000
          ------------------------------------------------------------
          June 30, 2001                 $ 40,000,000
          ------------------------------------------------------------
          September 30, 2001            $ 60,000,000
          ------------------------------------------------------------
          December 31, 2001             $100,000,000
          ------------------------------------------------------------
          March 31, 2002                $120,000,000
          ------------------------------------------------------------

          ------------------------------------------------------------
          June 30, 2002                 $140,000,000
          ------------------------------------------------------------
          September 30, 2002            $160,000,000
          ------------------------------------------------------------
          December 31, 2002             $180,000,000
          ------------------------------------------------------------
          March 31, 2003                $195,000,000
          ------------------------------------------------------------
          June 30, 2003                 $210,000,000
          ------------------------------------------------------------
          September 30, 2003            $220,000,000
          ------------------------------------------------------------
          December 31, 2003             $240,000,000
          ------------------------------------------------------------

               (b) The Borrower will not permit the consolidated revenue of the Borrower and the Subsidiary Loan Parties during any fiscal year ending on a date set forth below to be less than the amount set forth below opposite such date:

        Fiscal Year Ending                        Amount
        ------------------                        ------
        December 31, 2004                         $1,060,000,000
        December 31, 2005                         $1,160,000,000
        December 31, 2006 and thereafter          $1,260,000,000

        (h) Section 9.04(c) of the Credit Agreement is hereby amended by inserting the following sentence after the first sentence thereof and before the second sentence thereof: "The Administrative Agent shall notify the Borrower whenever any Lender becomes or ceases to be a Nortel Networks Lender and whenever any Lender holds or ceases to hold any Nortel Networks Loans and shall reflect each Nortel Networks Lender's and each Nortel Networks Loan holder's status as such in the Register."

        Section 2. Representations and Warranties. Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that
(a) this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, (b) as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (c) the representations and warranties of Holdings and the Borrower contained in the Credit Agreement, other than those expressly made as of a specific date, are true and correct in all material respects as if made on the date hereof.

        Section 3. Conditions to Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") as of the date first set forth above only upon the occurrence of the following conditions precedent:

                (a) the Administrative Agent shall have received from Holdings, the Borrower and the Required Lenders duly executed counterparts of this Amendment,

                (b) Each of the Lucent Credit Agreement and the Ericsson Credit Agreement shall have been amended so that Sections 5.17, 6.15 and 6.21 of the Lucent Credit Agreement and Sections 5.18, 6.15 and 6.21 of the Ericsson Credit Agreement shall be substantively the same as Sections 5.18, 6.15 and 6.21 of the Credit Agreement, as amended hereby,

               (c) the Administrative Agent shall have received all amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out of pocket expenses of the Administrative Agent (including, without limitation, the reasonable fees of Jenkens and Gilchrist, PC, counsel for the Administrative Agent) in connection with the preparation of this Amendment, and

               (d) Borrower shall have delivered a copy of this Amendment, executed by each of the parties hereto, to the administrative agent under each of the Lucent Credit Agreement and the Ericsson Credit Agreement, and the Administrative Agent shall have received from Borrower written notice that such deliveries have occurred.

        Section 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        Section 5. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. Any reference in the Credit Agreement, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

        Section 6. Changes in GAAP. The parties hereto acknowledge that the amendments to Section 6.21 of the Credit Agreement set forth herein are being made primarily to eliminate the effect of the changes in GAAP implemented by:

                (a) Emerging Issue Task Force Issue No. 00-14, "Accounting for Certain Sales Incentives," and

                (b) Emerging Issue Task Force Issue No. 00-22, "Accounting for 'Points' and Certain Other Time-Based or Volume-Based Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future"

on the operation of such Section 6.21 and, accordingly, the proviso to Section
1.04 of the Credit Agreement shall no longer apply with respect to the effect of such changes in GAAP on such Section 6.21.

        Section 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Jenkens & Gilchrist, P.C., counsel for the Administrative Agent.

        Section 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                        CRICKET COMMUNICATIONS
                                        HOLDINGS, INC.


                                        By:    /s/ Tom Willardson
                                               ---------------------------------
                                        Name:  Thomas D. Willardson
                                               ---------------------------------
                                        Title: Senior VP -- Finance & Treasurer
                                               ---------------------------------

                                        CRICKET COMMUNICATIONS, INC.


                                        By:    /s/ Tom Willardson
                                               ---------------------------------
                                        Name:  Thomas D. Willardson
                                               ---------------------------------
                                        Title: Senior VP -- Finance & Treasurer
                                               ---------------------------------

                                        NORTEL NETWORKS INC.


                                        By:    /s/ Paul D. Day
                                               ---------------------------------
                                        Name:  Paul D. Day
                                               ---------------------------------
                                        Title: VP, Customer Finance
                                               ---------------------------------

                                        NORTEL NETWORKS INC.,
                                        as Administrative Agent

                                        By:    /s/ Paul D. Day
                                               ---------------------------------
                                        Name:  Paul D. Day
                                               ---------------------------------
                                        Title: VP, Customer Finance
                                               ---------------------------------



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